Authoriszor Inc.

                                 1999 Stock Plan

1 Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options as determined by the administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or Committee as shall be administering the Plan in accordance with Section 4 hereof.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under applicable state corporate laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

(c)  "Board" means the Board of Directors of the Company.

(d) "Change in Control Merger" shall mean a merger, consolidation, statutory share exchange or sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company that requires the consent or vote of the holders of Common Stock, other than a consolidation, merger or share exchange of the Company in which the holders of Common Stock immediately prior to the effective date of such transaction own more than fifty percent of the common stock of the surviving corporation immediately after such transaction.

(e)  "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(g) "Common Stock" means the common stock of the Company, par value $.10 per share.

(h)  "Company" means Authoriszor Inc, a Delaware corporation.

(i) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render Permitted Consulting or Advisory Services to such entity.

(j)  "Director" means a member of the Board.

(k) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days. On the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-

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     statutory  Stock  Option.  Neither  service as a Director  nor payment of a
     director's   fee  by  the  Company   shall  be   sufficient  to  constitute
     "employment" by the Company.

(l)  'Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                 (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ SmallCap Market of the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                 (ii) If the Common Stock is regularly quoted on the OTC Bulletin Board or any similar system of automated dissemination of quotations of securities prices (except for quotation systems covered by Section 2(m)(i) hereof) or is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the average between the closing bid and closing asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                 (iii)    In the absence of an established market for the Common
                          Stock,   the  Fair  Market  Value   thereof  shall  he
                          determined in good faith by the Administrator.

(n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(o) "Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(p)  "Option" means a stock option granted pursuant to the Plan.

(q) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(r) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(s)  "Optioned-Stock" means the Common Stock subject to an Option,

(t) "Optionee" means the holder of an outstanding Option granted under the Plan.


(u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

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(v)  "Permitted  Consulting or Advisory  Services"  means services that are bona fide consulting and advisory services within the definition of an employee benefit plan used in connection with the Instructions to Form S-8 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act").

(w)  "Plan" means this 1999 Authoriszor Inc. Stock Plan.

(x)  "Service Provider" means an Employee, Director or Consultant.

(y)  "Share" means a share of the Common Stock,  as adjusted in accordance  with
     Section 11 below.

(z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Options and issued under the Plan is 1,000,000 Shares. The Shares may be authorized but unissued, or re-acquired Common Stock.

If an Option terminates, is cancelled, expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated);
provided, however, that Incentive Stock Options may not be issued after 1,000,000 Shares shall have been issued under the Plan. However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future issuance under the Plan.

4. Administration of the Plan.

(a) Administration of the Plan. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                 (i)      to determine the Fair Market Value;

                 (ii) to select the Service Providers to whom Options may from time to time be granted hereunder,

                 (iii) to determine the number of Shares to be covered by each such Option granted hereunder.,

                 (iv) to approve forms of Option agreement for use under the Plan;

                 (v) to determine the terms and conditions, of any Option granted hereunder not inconsistent with the Plan. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting

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                          acceleration provisions,  any forfeiture restrictions,
                          any other restrictions or limitations regarding any Option, and to amend or waive any such terms and conditions (unless otherwise prohibited by the Plan); based in each case on such factors as the Administra-tor, in its sole discretion, shall determine;

                 (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                 (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                 (viii)   to initiate an Option Exchange Program;



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                  (ix)     prescribe,  amend and rescind  rules and  regulations
                           relating to the Plan including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                   (x) allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date to be determined by the Administrator. All elections by Optionees to have Shares withheld for this purpose shall be made on such forms and under such conditions as the Administrator may deem necessary or advisable;

                  (xi) impose restrictions on the transfer of Shares issued upon exercise of Options under certain circumstances; and

                 (xii) construe and interpret the terms of the Plan and awards granted pursuant to the Plan.


(c) Effect of Administrator's Decision. All decisions, determination and interpretations of the Administrator shall be final and binding on all Optionees.

(d) Liability of Administrator. No member of the Board or Committee serving as Administrator shall be liable for any action taken or omitted to be taken by him or by any other member of the Board or Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Board or Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, to the full extent permitted by applicable law. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission to the full extent permitted by law. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

5.       Eligibility.

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(a)  Non-statutory Stock Options may be granted to Service Providers.  Incentive
     Stock Options may be granted only to Employees.

(b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. The Fair Market Value of the Shares for this purpose shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause,

6. Term of Plan. Subject to Section 17 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years from the date thereof unless sooner terminated under Section 13 of the Plan.

7. Term of Option. The terms of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more thus ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                 (i)      In the case of an Incentive Stock Option:

                         (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less then 110% of the Fair Market Value per Share on the date of grant.

                         (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                 (ii) In the case of a Non-statutory Stock Option, the per Share exercise price shall be determined by the Administrator.

                 (iii) Notwithstanding the foregoing, Options (other than Incentive Stock Option) may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note (if permitted by applicable state corporate law), (4) Shares, including Shares acquired upon exercise of the Option, that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or
     (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9. Exercise of Option

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Option Agreement provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence; provided that with respect to Incentive Stock Options, the maximum unpaid leave of absence shall be 90 days. Notwithstanding the foregoing, the Administrator, in its sole discretion, may accelerate the date in which all or any portion of an otherwise unexercisable Option may be exercised. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares reasonably promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If on the date of termination the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time provided for herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's total and permanent disability, as defined in
     Section 22(e)(3) of the Code, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time provided for herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time provided for herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. Non-Transferability of Options. Unless otherwise set forth in the Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a) Changes in capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split,

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     reverse stock split, stock dividend, combination or reclassification of the
     Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall he made with respect to, the number or price of Shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Merger. In the event of a merger of the Company with or into another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation without the consent of the Optionee. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger. In the event of a Change in Control Merger, the Administrator may, be giving written notice to an Optionee ("Cancellation Notice"), cancel, effective upon the date of the consummation of the Change in Control Merger all or any portion of an Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the date of such cancellation, and may be given either before or after stockholder approval of such corporate transaction.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be

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given  to each  Service  Provider  to whom an  Option  is so  granted  within  a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws and may seek stockholder approval of any Plan amendments it may deem desirable.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair in any material respect the rights of any Optionee with respect to an Option previously granted to such Optionee without the consent of such Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

14. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to distribute such Shares within the meaning of the Securities Act if in the opinion of counsel for the Company, such a representation is required.

15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Stockholder Approval. If required under Applicable Laws, the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. If the Plan is subject to stockholder approval, all Options granted prior to the effective date of such stockholder approval shall be subject to such stockholder approval and shall become null and void if such stockholder approval is not obtained.

18. INTERPRETATION.

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(a)  If any  provision of the Plan is held invalid for any reason,  such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

(b) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(c) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.